OMA Job No. 2265-10
                                               Wherehouse


                     FIFTH AMENDMENT TO LEASE



     THIS FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") is entered into as of this 23rd day of December, 1994, by and between Patrician Associates, Inc., a California corporation and OMA Harbor Tech H. Associates, a California limited partnership (collectively, "Lessor") and Wherehouse Entertainment, Inc., a Delaware corporation, with reference to the following facts and circumstances:

     A. WHEREAS, Lessor and Lessee heretofore entered into that certain Standard Office Lease - Net dated October 23, 1985 (the "Original Lease"), concerning to those certain premises commonly referred to as the entire second floor of the building located at 19701 Hamilton Avenue, Torrance, California.

     B. WHEREAS, the Original Lease was subsequently modified pursuant to the terms of (i) that certain Acceptance and First Amendment to Lease dated July 14, 1986, (ii) that certain Second Amendment to Lease dated August, 1986, (iii) that certain Third Amendment to Lease dated November, 1986, and (iv) that certain Acceptance and Fourth Amendment to Lease dated June, 1987. As amended by the foregoing amendments, the Original Lease shall hereinafter be referred to as the "Lease." Pursuant to the Third Amendment to Lease, the Premises were expanded to include a portion of the first floor of the subject building.

     C. WHEREAS, Lessor and Lessee desire to further amend the Lease, as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1.   Extension of Original Term.  The Original Term of the
Lease, which is presently scheduled to expire on June 9, 1996, shall be extended, such that the Original Term shall instead expire on May 31, 1999.

     2.   Reduction of Base Rent.  Effective as of January 1,
1995, the monthly Base Rent payable under the Lease shall be reduced to $58,166.00.

     3. Reaffirmation. Except as expressly modified herein, the Lease is hereby reaffirmed and ratified by Lessor and Lessee in its entirety.

               THIS SPACE INTENTIONALLY LEFT BLANK
<page-2>

     IN WITNESS WHEREOF, Lessee and Lessor have executed this
Fifth Amendment as of the day and year first written above.

LESSEE: WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation

               By   /s/ Scott Young
                    -----------------------
               Name Printed   Scott Young
               Title          Chairman and CEO


LESSOR: PATRICIAN ASSOCIATES, INC., a California corporation

               By   /s/ John N. Urban
                    -----------------------
               Name Printed   John N. Urban
               Title          Vice President

               By   /s/ Ronald B. Franklin
                    -----------------------
               Name Printed   Ronald N. Franklin
               Title          Vice President


               and

               OMA HARBOR TECH H. ASSOCIATES,
               a California limited partnership

               By   /s/ Donald W. Koch
                    -----------------------
               Name Printed   Donald W. Koch
               Title          Vice President

               By   /s/  Myra K. Roages
                    ------------------------
               Name Printed   Myra K. Roages
               Title          Secretary